UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 22, 2005
PHARMA SERVICES INTERMEDIATE
HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-123250	73-1678018
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)
4709 Creekstone Drive, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)
(919) 998-2000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 22, 2005, Quintiles Transnational Corp., a subsidiary of Pharma Services Intermediate Holding Corp. (the “Company”), agreed to pay to John D. Ratliff, its Chief Financial Officer, an additional $109,288.67 to offset potential tax liability arising in connection with Mr. Ratliff's July 2004 purchase of shares of common stock of Pharma Services Holding, Inc., the Company's parent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA SERVICES INTERMEDIATE HOLDING CORP.

	By:	/s/ John S. Russell John S. Russell Executive Vice President

Dated: August 26, 2005

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